POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ David W.C. Putnam
David W.C. Putnam, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ J. Michael Earley
J. Michael Earley, Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre-and post- effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and Trustee

POWER OF ATTORNEY

I, the undersigned Chairman and Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Jock Patton
Jock Patton, Chairman/Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ John G. Turner
John G. Turner, Trustee

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ R. Barbara Gitenstein
R. Barbara Gitenstein, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Roger B. Vincent
Roger B. Vincent, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ John V. Boyer
John V. Boyer, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Patrick W. Kenny
Patrick W. Kenny, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Patricia W. Chadwick
Patricia W. Chadwick, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 1, 2007.

/s/ Sheryl K. Pressler
Sheryl K. Pressler, Trustee